T. Rowe Price Short-Term Bond Fund, Inc.

Supplement to prospectus dated October 1, 2004

This updates the Short-Term Bond Fund`s prospectus dated October 1, 2004. Footnote (a) to Table 2 of the prospectus is replaced with the following:

aEffective October 1, 2004, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through September 30, 2006, which would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 0.55%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The date of this supplement is May 31, 2005

F55-041 5/31/05